UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2025

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On September 24, 2025 (the “Closing Date”), DallasNews Corporation, a Texas corporation (the “Company”), Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Hearst Communications, Inc., a Delaware corporation and the indirect owner of all of the outstanding equity of each of Parent and Merger Sub (“Hearst Communications”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 9, 2025 (the “Original Merger Agreement,” and as amended on July 27, 2025 and September 14, 2025, the “Merger Agreement”), by and among the Company, Parent, Merger Sub and, solely for the purposes specified therein, Hearst Communications, including the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of (i) the Original Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2025 and is incorporated herein by reference, (ii) the First Amendment to Agreement and Plan of Merger, dated as of July 27, 2025, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2025 and is incorporated herein by reference, and (iii) the Second Amendment to Agreement and Plan of Merger, dated as of September 14, 2025, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2025 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and conditions set forth in the Merger Agreement, each share of (i) the Company’s Series A common stock, par value $0.01 per share (the “Series A Common Stock”), and (ii) the Company’s Series B common stock, par value $0.01 per share ((i) and (ii), together, the “Common Stock”), outstanding immediately prior to the Effective Time (other than shares of Common Stock (a) held in treasury of the Company, (b) issued and outstanding and owned by the Company, Parent or Merger Sub, or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub (the shares described in clauses (a) and (b), the “Excluded Shares”) or (c) held by shareholders who properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such shares in accordance with, and have otherwise complied with, Subchapter H, Chapter 10 of the Texas Business Organizations Code) was canceled and extinguished and automatically converted into the right to receive cash in the amount equal to $16.50, without interest and less any applicable withholding taxes (the “Merger Consideration”). At the Effective Time, and by virtue of the Merger, each Excluded Share ceased to be outstanding and was cancelled and ceased to exist without payment of any consideration therefor.

 Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On September 24, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed, and requested that Nasdaq suspend trading of the Series A Common Stock on Nasdaq prior to the opening of trading on September 25, 2025. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Series A Common Stock from Nasdaq and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Series A Common Stock will no longer be listed on Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC regarding the termination of registration of all shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01. Changes in Control of the Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The funds used by Parent to consummate the Merger and complete the related transactions came from approximately $88.3 million in cash on hand.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

In connection with the completion of the Merger (and not as a result of any disagreement with the Company), at, and conditioned on the occurrence of, the Effective Time, Grant S. Moise, John A. Beckert, Louis E. Caldera, Ronald D. McCray and Dunia A. Shive each resigned from their positions as members of the board of directors of the Company (the “Board”) and from any and all committees of the Board on which they served. In connection with the completion of the Merger, at, and conditioned on the occurrence of, the Effective Time, Jeffrey M. Johnson and Suzanne Reinhardt were appointed as directors of the Company.

Officers

In connection with the completion of the Merger, at, and conditioned on the occurrence of, the Effective Time, all officers of the Company immediately prior to the Effective Time, including Mr. Moise, Katy Murray, Catherine G. Collins and Gary F. Cobleigh, resigned and ceased serving in their respective roles as officers of the Company. In connection with the completion of the Merger, at, and conditioned on the occurrence of, the Effective Time, Jeffrey M. Johnson, Suzanne Reinhardt, David L. Kors, Warren K. McDonald, Catherine A. Bostron and Mark C. Redman were appointed, and Mr. Moise was reappointed, as officers of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Certificate of Formation of the Company, as amended, in effect immediately prior to the Effective Time was amended and restated in its entirety (as amended and restated, the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of Merger Sub, in effect immediately prior to the Effective Time, became the bylaws of the Company (except that all references to the name of Merger Sub were replaced with references to the name of the Company) (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01. Other Events.

On September 24, 2025, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 9, 2025, by and among DallasNews Corporation, Hearst Media West, LLC, Destiny Merger Sub, Inc., and, solely for purposes of certain guaranty provisions set forth therein, Hearst Communications, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2025)

2.2

First Amendment, dated as of July 27, 2025, to Agreement and Plan of Merger, dated as of July 9, 2025, by and among DallasNews Corporation, Hearst Media West, LLC, Destiny Merger Sub, Inc., and, solely for purposes of certain guaranty provisions set forth therein, Hearst Communications, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2025)

2.3

Second Amendment, dated as of September 14, 2025, to Agreement and Plan of Merger, dated as of July 9, 2025, by and among DallasNews Corporation, Hearst Media West, LLC, Destiny Merger Sub, Inc., and, solely for purposes of certain guaranty provisions set forth therein, Hearst Communications, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2025)

3.1	Amended and Restated Certificate of Formation of DallasNews Corporation

3.2	Bylaws of DallasNews Corporation

99.1	Press Release, dated September 24, 2025, issued by DallasNews Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2025	DALLASNEWS CORPORATION

	By:	/s/ Jeffrey M. Johnson
Jeffrey M. Johnson
President